ACCESSOR FUNDS, INC.
                               Accessor Value Fund

April [], 2007


Dear Shareholders:

          The enclosed information statement details a recent Fund manager change in the Value Fund of Accessor Funds, Inc. ("Accessor Funds"). On February 16, 2007, the Accessor Funds' Board of Directors approved engaging Acadian Asset Management ("Acadian") to replace Wellington Management Company LLP ("Wellington Management") as the sub-adviser of the Accessor Value Fund (the "Fund") effective March 1, 2007. In addition, the Board of Directors approved a fee structure different from that for Wellington Management. Acadian will be compensated based on a performance fee structure.

          We are optimistic that the Value Fund will benefit from the management of this fine firm and the use of the performance fee in compensating Acadian.

          Accessor Funds has obtained exemptive relief from the Securities and Exchange Commission that permits the Fund's advisor, Accessor Capital Management LP ("Accessor Capital"), to enter into subadvisory arrangements with money managers without shareholder approval under certain circumstances as long as certain conditions are satisfied, including delivery to you, as a shareholder of the Fund, of an information statement that describes the new money manager and the new money manager agreement. Accordingly, please find enclosed an information statement that describes, among other things, the management structure of Acadian and the terms of the Fund's new money manager agreement with Acadian.

          The enclosed information statement is for your information only. It is not a proxy statement. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

          Please feel free to call us at (800) 759-3504 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Accessor Funds.

Sincerely,

J. Anthony Whatley III
President

                              ACCESSOR FUNDS, INC.
                               Accessor Value Fund

                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101

                                   April [ ], 2007
                              --------------------

                              INFORMATION STATEMENT
                              --------------------

          This information statement is being provided to the shareholders of the Accessor Value Fund (the "Value Fund" or the "Fund"), a separate portfolio of the Accessor Funds, Inc. (the "Accessor Funds"). This information statement is being provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the "Exemptive Order") that Accessor Funds has received from the Securities and Exchange Commission (the "SEC"). The Exemptive Order permits Accessor Funds' manager, Accessor Capital Management LP ("Accessor Capital") to, under certain circumstances, enter into subadvisory relationships with investment management organizations (the "Money Managers") and to enter into money manager agreements with Money Managers with the approval of the Board of Directors of the Accessor Funds (the "Board of Directors" or the "Board"), but without obtaining shareholder approval. Pursuant to the Exemptive Order, Accessor Funds has agreed to provide to shareholders certain information about any new Money Manager and money manager agreement.

          This Information Statement is being furnished to notify you, as a shareholder of the Fund that Accessor Capital and Accessor Funds, on behalf of the Fund, entered into a new money manager agreement (the "New Money Manager Agreement") with Acadian Asset Management ("Acadian") that became effective March 1, 2007. Pursuant to the New Money Manager Agreement, Acadian is engaged, subject to the approval of the Board of Directors, to serve as the Money Manager to the Fund.

          Prior to March 1, 2007, the money manager of the Fund was Wellington Management Company LLC ("Wellington Management"). The previous money manager agreement in effect for the Fund with Wellington Management (the "Prior Money Manger Agreement") was terminated in accordance with its terms.

          At a meeting of the Board of Directors of Accessor Funds on February 16, 2007, the Board, after careful consideration, determined that the terms and conditions of the New Money Manager Agreement are fair to, and in the best interests of, the Fund and its shareholders and approved the New Money Manager Agreement for the Fund. The New Money Manager Agreement is substantially the same as the Prior Money Manager Agreement, except for the fee structure, which is discussed below. A copy of the New Money Manager Agreement is attached as Exhibit A to this Information Statement.

          THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

          The Fund is an investment portfolio of Accessor Funds. Accessor Funds, a Maryland corporation, is a multi-managed, open-end investment company currently consisting of ten diversified investment portfolios and six diversified funds of funds investment portfolios, each with its own investment objective and policies. The Fund was designated as a separate investment portfolio of Accessor Funds on and commenced operations on August 24, 1992. This Information Statement relates only to the Fund.

     This Information Statement will be mailed on or about April [ ], 2007.

          Background

          Accessor Capital is the manager of the Fund pursuant to an Amended and Restated Management Agreement effective June 17, 1992, as amended and restated February 12, 2004 (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Directors of Accessor Funds, including a majority of Directors who are not "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any party to such agreement (the "Independent Directors") on December 20, 2006. The Management Agreement was most recently submitted to a vote of Fund shareholders on June 17, 1992 and approved by shareholders on August 3, 1992 in connection with its initial approval. Accessor Capital's address is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

          Wellington Management served as the Money Manager of the Fund from January 10, 2001 through the close of business on February 28, 2007. Acadian began as the Money Manager of the Fund on March 1, 2007.

          Accessor Capital Management Agreement

          As noted above, Accessor Capital is the manager of Accessor Funds pursuant to a Management Agreement with Accessor Funds. Pursuant to the Management Agreement, Accessor Capital, among other things, provides the following services to each investment portfolio of Accessor Funds (each a "Fund" and collectively the "Funds"), including the Value Fund: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for Accessor Funds, including the transfer agent, and supervises the provision of services by third parties such as the Money Managers, the custodian of the Funds and Funds' administrator and accounting agent and distributor; (ii) develops the investment programs for the Funds, selects Money Managers for the Funds (subject to approval by the Board of Directors), allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iii) may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves and all or any portion of the Funds' other assets not assigned to a Money Manager. For providing these services, each Fund pays Accessor Capital a fee equal on an annual basis to 0.45% of the Fund's average daily net assets. For the fiscal year ended December 31, 2006, the Fund paid or accrued for Accessor Capital $573,826. The Fund also pays the compensation of its Money Manager.

          Accessor Capital recommends Money Managers for each of the Funds to the Board of Directors based upon its continuing quantitative and qualitative evaluation of the Money Managers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Money Manager, and Accessor Capital does not expect to recommend frequent changes of Money Managers. None of the Money Managers provides any services to Accessor Funds except the day-to-day investment management of its respective Fund.

          Termination of Prior Money Manager Agreement

          The Prior Money Manager Agreement with Wellington Management became effective on January 10, 2001 and was most recently approved by the Board of Directors, including the Independent Directors, on December 20, 2006. In accordance with the terms of the Exemptive Order, the Prior Money Manager Agreement was not submitted to a vote of the shareholders of the Fund. Shareholders most recently approved a money manager agreement for the Fund on August 15, 1995, prior to the Funds' obtaining the Exemptive Order.

          Approval of New Money Manager Agreement

Comparison of Money Manager Agreements

          Accessor Capital made the recommendation to terminate Wellington Management and appoint Acadian as the money manager of the Fund in the ordinary course of its ongoing evaluation of the Fund's Money Manager's performance and investment strategy. After extensive research of numerous candidate firms that included qualitative and quantitative analysis of each candidate's organizational structure, investment process and style and long-term performance record, Accessor Capital chose to recommend Acadian. Accessor Capital believes that the management style of Acadian is appropriately suited to the Value Fund and expects Acadian to maintain a well-diversified portfolio of stocks in the Value Fund, holding market representation in all major economic sectors.

          The Board, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreement"), voted on February 16, 2007 to approve the New Money Manager Agreement effective March 1, 2007. The Board of Directors also reviewed the compensation paid to Wellington Management and the structure of the compensation and discussed instituting a performance fee structure rather than an asset based flat fee.

          Other than the effective and termination dates and the fee structure, the terms of the New Money Manager Agreement are the same as the terms of the Prior Money Manager Agreement. Specifically, the duties to be performed and the standard of care under the New Money Manager Agreement are identical to what was provided in the Prior Money Manager Agreement and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreement and the Prior Money Manager Agreement is set forth below under "Money Manager Fees."

          The New Money Manager Agreement became effective March 1, 2007, and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors of Accessor Funds in accordance with the 1940 Act. The New Money Manager Agreement may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, Acadian, or a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the Fund, upon 60 days' advance written notice to the other parties to the New Money Manager Agreement. The New Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Prior Money Manager Agreement contained the same provisions.

          The New Money Manager Agreement provides that Acadian will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from Acadian's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreement. The Prior Money Manager Agreement contained the same provision.

          The New Money Manager Agreement is attached to this information statement as Exhibit A. Shareholders should refer to Exhibit A for the complete terms of the New Money Manager Agreement and the description of such agreement set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreement as set forth in Exhibit A.

Money Manager Fees

          The fees paid to Wellington Management were based on the assets of the Fund. (See "Money Manager Fees" in the Accessor Funds' Statement of Additional Information for a discussion of the fees paid to the other Money Managers of the Accessor Funds). Under the Prior Money Manager Agreement, the Fund paid Wellington Management, as compensation for the services rendered by Wellington Management to the Fund, an annual rate of 0.25% computed daily and paid quarterly based on the aggregate daily net assets of the Fund. The fee is paid by the Fund for each quarter within 60 days after the end of such quarter. If Wellington Management serves for less than a full quarter, the foregoing compensation will be prorated.

          Fees paid or accrued to Wellington Management for services provided under the Prior Money Manager Agreement for the fiscal year ended December 31, 2006 were $318,792. Neither Wellington Management nor any affiliate of Wellington Management received any other fees or material payments from Accessor Capital or the Accessor Funds for the fiscal year ended December 31, 2006.

          The fees payable to Acadian under the New Money Manager Agreement are based on the assets of the Fund. Under the New Money Manager Agreement, the Fund will pay Acadian, as compensation for the Money Manager's service, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment"). For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Fee (0.25%) without regard to any Performance Fee Adjustment. The Base Fee is the same fee as that received by Wellington Management. Beginning March 1, 2008, the Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Value Index over a rolling twelve-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30% basis points.

          Information about Acadian

          Acadian is a wholly owned subsidiary of Old Mutual Asset Managers
(US), LLC ("OMAM"), which is an indirectly wholly owned subsidiary of Old Mutual plc, a UKlisted financial services company. Acadian is one of approximately 20 investment management firms representing a diverse mix of asset classes and management styles under the OMAM umbrella. Each of the OMAM firms exercise complete discretion over its investment philosophy, people and process, and Acadian is operated as a single independent entity. Acadian has been owned by Old Mutual since 2000, when Old Mutual purchased Acadian's former parent United Asset Management. Acadian had been acquired by UAM in 1992. The entire Acadian investment team oversees a single core process that produces all portfolios. Acadian's U.S. Value Equity strategy uses a highly disciplined and structured approach to select the most attractive stocks from the 5,500 currently contained in its U.S. universe. The process systematically seeks to unearth securities with unrecognized value, as well as improving earnings prospects, to help unlock that value. To summarize the process, portfolios are built from the bottom up. Each stock is examined on a broad range of factor criteria (including valuation, earnings, quality metrics, and price movements), first from a bottom-up perspective to predict the attractiveness of individual securities within each sector, and then from a top-down perspective to predict how well the stock's sector will perform relative to other sectors in the U.S. The management team consists of 12 portfolio managers. Each account is assigned a lead manager to monitor adherence to client-specific investment objectives. While the lead manager on an account is responsible for ensuring that the portfolio continually reflects the client's goals and adheres to guidelines, every client portfolio is reviewed and monitored by multiple members of the investment team.

          Acadian uses stock factors in an effort to predict how well each stock in its 25,000-stock universe will perform relative to that stock's sector/country zone. Acadian also applies separate models to forecast sector/country-level returns, in an effort to predict how well each stock's sector/country zone will perform relative to others, and then adds that forecast to each stock's forecast. The stock and sector/country valuation models are customized to each market. At the individual stock level, Acadian uses a wide range of quantitative factors including valuation, earnings, size and price movements. At the sector/country level, Acadian uses valuation, risk, growth and economic indicators. Acadian combines and weights the values of all these factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 25,000-stock universe from most to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, the S&P 500/Citigroup Value Index, targeted level of risk, transaction cost estimates and other requirements. Country and sector weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.

          Information regarding the principal executive officers and directors of Acadian is set forth below. Acadian's address and the address for each person listed below, as it relates to his or her duties with Acadian, is Acadian Asset Management, Inc, One Post Office Square, Boston, Massachusetts 02109.

Name and Position with Acadian
------------------------------

Gary Bergstrom, Chairman
Ron Frashure, President
John Chisholm, Executive Vice President
Churchill Franklin, Executive Vice President

          Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager, is the lead manager for the Value Fund. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to joining Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as a Vice President and Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002. Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the back-up portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to joining Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.

          Together with its affiliates, Acadian serves as investment adviser to fixed-income, equity and liquidity investors in the U.S. and overseas through funds and institutional accounts with combined total assets as of December 31, 2006, of approximately $5 billion.

          Acadian advises or subadvises mutual funds that have investment objectives and strategies that are similar to those of the Fund. For such services, Acadian receives compensation at the annual fee rates set forth in the table below. The table also sets forth the net assets of those funds as of March 31, 2007.


----------------------------------------------------------- ------------------- ----------------------------------
                           Fund                              Net Assets as of   Contractual Fee
                                                              March 31, 2007

----------------------------------------------------------- ------------------- ----------------------------------
Phoenix Pathfinder Fund                                         $37,521,332     0.40%

Phoenix Value Equity Fund                                       $46,206,613     First $1 Billion  0.375%
U.S. Equity Portfolio                                                           Over $1 Billion to $2 Billion
                                                                                0.350%
                                                                                Over $2 Billion  0.325%
----------------------------------------------------------- ------------------- ----------------------------------

          No officer or Director of Accessor Funds currently is a director, officer or employee of Acadian. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in Acadian or any other person controlling, controlled by or under common control with Acadian. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Acadian was or is to be a party.

          The foregoing information regarding Acadian is based on information provided by Acadian. Acadian is not affiliated with Accessor Capital.

Fund Portfolio Transactions and Brokerage

          Subject to the general supervision of the Board of Directors, Accessor Capital and Acadian are responsible for the Fund's portfolio transactions. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Accessor Capital or Acadian.

          Subject to the arrangements and provisions described below, Acadian usually makes the selection of a broker or dealer to execute the Fund's transactions. The Management Agreement and the New Money Manager Agreement provide (as did the Prior Money Manager Agreement), in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing Fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and Acadian will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

          Accessor Capital does not expect the Fund ordinarily to conduct a significant portion of its total brokerage business with brokers affiliated with Accessor Capital or the Money Managers of the Accessor Funds. However, Acadian may conduct Fund transactions for the Fund with a broker affiliated with Acadian, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution and applicable law. The Fund, under Wellington Management, effected no transactions with brokers affiliated with Accessor Capital, Acadian, the other Money Managers of the Accessor Funds or ALPS Distributors, Inc., the Accessor Funds' former distributor, for the fiscal year ended December 31, 2006.

Evaluation by the Board of Directors of the New Money Manager Agreement

          The Board of Directors of Accessor Funds consists of:

------------------------------------ -------------------------------------- -------------------------------------------
               Name                   Position                              Address
==================================== ====================================== ===========================================
George G. Cobean, III                Director                               1607 South 341st Place
                                                                            Federal Way, WA  98003-3211

Geoffrey C. Cross                    Director                               252 Broadway
                                                                            Tacoma, WA 98402

J. Anthony Whatley III*              Director, President
                                     and Principal                          1420 Fifth Avenue,
                                     Executive Officer                      Suite 3600
                                                                            Seattle, WA  98101
-----------------------------------------------------------------------------------------------------------------------
*interested person

          As noted above, the Board of Directors of Accessor Funds, at an in-person meeting held on February 16, 2007, considered Accessor Capital's recommendation that the Board approve a new Money Management Agreement with Acadian in order to engage Acadian's services as the Money Manager of the Value Fund.

          The Board reviewed the materials provided by Acadian, including its Form ADV, information regarding the fees it charges to other funds and accounts with similar investment objectives and strategies as the Fund, information regarding the background, experience and qualifications of the personnel who would provide services to the Fund, information regarding the performance of the Fund compared to its benchmark and its peer group, and information regarding its trading capabilities and compliance policies and procedures. The Independent Directors also reviewed a memorandum that they received from counsel outlining the legal standards and certain other considerations relevant to their deliberations and met separately with their counsel to discuss the materials provided and the information presented. The Board also considered the information that was provided to it in connection with the most recent annual review of the Fund's investment advisory arrangements.

          The Board of Directors, including all of the Independent Directors, concluded that, based on the information presented to them, Acadian would have the capabilities, resources, and personnel necessary to serve as the Money Manager of the Fund under the New Management Agreement. The Board of Directors also concluded that, based on the services to be provided by Acadian to the Fund, the historical performance of the Fund, the fees paid by similar funds and taking into account such other matters that the Directors considered relevant in the exercise of their reasonable judgment, the compensation payable by the Fund to Acadian under the New Money Manager Agreement was fair and reasonable. Accordingly, after consideration of such factors and information as it deemed relevant, the Board, including all of the Independent Directors, approved the New Money Manager Agreement with Acadian. The New Money Manager Agreement with Acadian went into effect March 1, 2007.

          In approving the New Money Manager Agreement with Acadian, the Board of Directors considered a number of factors, including (i) the nature, quality and extent of services rendered by Acadian to the Fund; (ii) the historical investment performance of the Fund and the historical investment performance of Acadian with a similar investment mandate; (iii) the fees payable by Acadian under the New Money Manager Agreement; (iv) the other benefits that may be realized by Acadian from its relationship with the Fund; and (v) the economies of scale that would be realized as the assets of the Fund grew and whether the fee schedule reflected these economies of scale. In their deliberations, the Directors did not identify any particular information or factor that was all-important or controlling. The primary factors and conclusions are described below.

          Nature, Quality and Extent of Services Provided

          The Board of Directors considered that, under the terms of the New Money Manager Agreement, as under the terms of the Prior Money Manager Agreement, Acadian would be authorized to select portfolio securities for investment by the Fund, determine when to purchase and sell such securities and, upon making any purchase or sale decision, place orders for execution of such portfolio transactions. The Directors considered that the terms of the New Money Manager Agreement were substantially the same as the terms of the Prior Money Management Agreement and similar to the terms of the other Money Manager Agreements for the Accessor Funds. They concluded that the terms of the New Money Manager Agreement were reasonable and fair.

          The Board of Directors considered the scope and quality of services provided by Acadian to the Fund. In particular, the Board considered information regarding Acadian's investment process and research capabilities, and noted Acadian's investment style. In addition, the Board of Directors considered the background and experience of Acadian's investment management team for the Fund. They also considered Acadian's representation that no material changes are anticipated with respect to Acadian's investment management services to the Fund. The Board of Directors also considered Acadian's compliance policies and procedures and Acadian's trading capabilities and noted that Acadian did not anticipate any material changes in its procedures or trading execution. The Board concluded that they were satisfied with the nature, quality and extent of services to be provided by Acadian to the Fund under the New Money Manager Agreement.

          Investment Performance

          The Board of Directors considered information provided to them by Accessor Capital and Acadian regarding the historical performance of the Fund and the historical composite performance of Acadian for a similar investment mandate.

          The Board compared the Fund's historic performance to the performance of the Fund's benchmark index, Acadian's U.S. Value Equity Composite (the "Composite") and the performance of other mutual funds with similar investment objectives, noting that Acadian had, both net and gross of fees, outperformed it's benchmark in the three and five year periods ending December 31, 2006, and lagged in the one year period. In addition, on an annual basis, Acadian's Composite had, gross of fees, outperformed its benchmark each year from 2001 through 2005. The Board noted that, net of fees, each of the classes of shares of the Fund had performance that lagged the it's benchmark index for the one, three, five and ten year periods ending December 31, 2006. The Board also considered that the Fund consistently lagged its Morningstar Category (Large Value) for those periods. The Board concluded that the Fund's historic investment performance under Wellington Management was poor in relation to the historic performance of the Fund's benchmark index and other mutual funds with similar investment objectives.

          Fees

          The Board of Directors reviewed the fees payable to Acadian for its services under the New Money Manager Agreement and compared those fees to the fees paid to Wellington Management and to the investment advisory fees charged to funds with similar investment objectives and to other Acadian funds and institutional clients with similar investment objectives and strategies as the Fund. They noted that the fees payable under the New Money Manager Agreement were substantially different than the fees payable under the Prior Money Manager Agreement, in that the fees under the New Money Manager Agreement would be based on performance after the first 12 months, as described above. The materials showed that the fees payable to Acadian by the Fund were comparable to the rates charged by the Acadian to its other similarly managed clients. The Board considered Acadian's explanations for any differences between the fees charged to the Fund and the fees charged to Acadian's other fund and institutional clients with similar investment objectives and strategies as the Fund. The Directors also considered the information that they received in connection with the most recent annual review of the Fund's advisory arrangements that showed that the net expense ratio for the Advisor class of shares of the Fund was less than the average expense ratio of the comparable class of shares of its peer group and that the net expense ratios for the other classes of shares were slightly higher than the average net expense ratios of the comparable classes of shares of its peer group. The Board considered the reasons than the net expense ratios of the Investor Class, Class C and Class A shares of the Fund were higher that the comparable average net expense ratios of the peer group and noted that the fees, while not below the average, were within the range of the fees of the applicable classes of shares of the peer group. The Board concluded that the fees payable under the New Money Manager Agreement with Acadian were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. The Board noted that with the performance fee, the fees payable to Acadian would fall if performance fell and rise if performance rose. The Board also noted that the fees charged by Acadian were the result of an arm's length transaction.

          Other Benefits

          The Board of Directors considered the other benefits that Acadian and its affiliates may receive from Acadian's relationship with the Fund. The Board noted Acadian's representations that it did not receive any benefits from any other services provided to the Fund and that it did not generate any soft dollar credits in equity trading. It was noted that the Board would receive information regarding Acadian's trading practices on an ongoing basis. The Board concluded that any benefits, to the extent received by Acadian from its relationship with the Fund, were reasonable.

          Economies of Scale

          The Board of Directors also considered whether economies of scale would be realized by Acadian as the assets of the Fund become larger and the extent to which those economies of scale would be passed along to the Fund's shareholders. The Board concluded, within the context of its full deliberations, that the Fund and its shareholders will obtain reasonable benefit from economies of scale.

          Description of Accessor Capital

          Accessor Capital was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as Accessor Funds' manager and reorganized as a Washington Limited Partnership on August 12, 1993. On February 11, 2002, Accessor Capital restructured its general partners into one corporation, Accessor Capital Corporation, a Washington corporation. Accessor Capital Corporation owns 62.5% of Accessor Capital. J. Anthony Whatley III, a Director of Accessor Funds, is the controlling shareholder of Accessor Capital Corporation, the managing general partner of Accessor Capital. The address of Accessor Capital Corporation is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

          The following chart lists those officers and Directors of Accessor Funds who are also affiliated with Accessor Capital and sets forth the nature of those affiliations. The address of the officers and Director is the same as for Accessor Capital.


------------------------------------ -------------------------------------- -----------------------------------------
Name                                 Position with Accessor Funds           Position with Accessor Capital
==================================== ====================================== =========================================
------------------------------------ -------------------------------------- -----------------------------------------
J. Anthony Whatley, III              Director, President and Principal      Executive Director
                                     Executive Officer, Treasurer and
                                     Principal Financial and Accounting
                                     Officer

Daniel L. Yeung                      Vice President                         Senior Investment Officer

Linda V. Whatley                     Senior Vice President and Assistant    Vice President
                                     Secretary

Robert J. Harper                     Senior Vice President                  Director of Sales and Client Service

Christine J. Stansbery               Secretary, Senior Vice President and   Chief Compliance Officer
                                     Chief Compliance Officer

Debbie Bryan                         Vice President                         Director, Operations

Darin Dubendorf                      Vice President                         Regional Director, Sales

Justin Roberge                       Vice President and Assistant           Investment Analyst
                                     Treasurer
------------------------------------ -------------------------------------- -----------------------------------------

          None of the Directors or officers of Accessor Funds owns any interest in Acadian, its parent company or any of their subsidiaries.

          Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to Accessor Funds pursuant to a Transfer Agency and Administration Agreement between Accessor Capital and Accessor Funds (the "Transfer Agency Agreement"). Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives a fee equal to 0.13% of the Fund and a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the fiscal year ended December 31, 2006, the Fund paid or accrued for Accessor Capital $198,260 for these services:

         Principal Holders of Securities

         As March 31, 2007, Directors and officers owned less than 1% of the Fund's outstanding shares. As of March 31, 2007, the following persons owned of record, or are known by Accessor Funds to own beneficially, 5% or more of the outstanding shares of the Fund:

Advisor Class
--------------------------------------------------------------------------------
Name and Address                                 Percentage
                                                 Ownership
--------------------------------------------------------------------------------

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                          5.59%

AMARBAN PARTNERSHIP
PO BOX 10788
BAINBRIDGE ISLAND, WA 98110-0788                 5.79%

Accessor Balanced Allocation Fund
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                            11.21%

Accessor Aggressive Growth Allocation Fund
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                            14.45%

Accessor Growth & Income Allocation Fund
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                            18.87%

Accessor Growth Allocation Fund
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                            24.49%

Investor Class
--------------------------------------------------------------------------------
Name and Address                                 Percentage
                                                 Ownership
--------------------------------------------------------------------------------

Ambro & Company
PO Box 191
Danville, VA 24543-0191                          5.32%

Donaldson, Lufkin & Jenrette
P.O. Box 2052
Jersey City, NJ 07303                           11.05%

Trust Company of Sterne Agee& Leach
800 Shades Creek PKWY,  Ste 125
Birmingham, AL 35209                            11.84%

Dan Motors, Inc. 401(k)
520 Main Avenue
Fargo, ND 58124                                 17.31%

JEFFERSON CO HOUSING AUTHORITY
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209                            19.27%

Setru & Co
PO Box 30918
Billings,MT 59101                               20.52%

A Class
--------------------------------------------------------------------------------
Name and Address                                 Percentage
                                                 Ownership
--------------------------------------------------------------------------------

DALE  JOHN
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968                         5.49%

SANDRA A MURPHREE
105 LOYOLA RD
ST AUGUSTINE FL     32086-6021                  12.88%

PERSHING LLC
PO BOX 2057
Jersey City, NJ 07303-9998                      16.68%
PERSHING LLC
JERSEY CITY, NJ 07303-9998                      18.85%

PRIMEVEST FINANCIAL SERVICES (FBO)
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                              38.34%

C Class
--------------------------------------------------------------------------------
Name and Address                                 Percentage
                                                 Ownership
--------------------------------------------------------------------------------

Jesco  & Co.
606 S. Main St.
Trust Dept.
Princeton, IL 61356                             39.26%
Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                            55.15%

          Additional Information

          The annual report for the Fund for the fiscal year ended December 31, 2006, including audited financial statements, and semi-annual report for the Fund for the period ended June 30, 2006, have previously been sent to shareholders and are available upon request without charge by calling (800) 759-3504 or writing Accessor Capital at 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

          SEI Investments Distribution Co. is the distributor of Accessor Funds. SEI Investments Global Funds Services is the accounting agent for Accessor Funds and provides the recordkeeping required by Accessor Funds for regulatory and financial reporting purposes.

          Accessor Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

          If you have selected to receive one Information Statement for all accounts maintained by members of your household, Accessor Funds undertakes to deliver promptly upon written or oral request a separate coup of the Information Statement for a separate account.

                                            By Order of the Board of Directors,

                                            CHRISTINE J. STANSBERY
                                            Secretary

Dated:  April [ ], 2007

                                    EXHIBIT A

                           NEW MONEY MANAGER AGREEMENT

                             MONEY MANAGER AGREEMENT

                                                Effective Date:   March 1, 2007
                              Termination Date:  Two years after Effective Date
                                         Fund and Account:  ACCESSOR VALUE FUND

Acadian Asset Management, Inc.
One Post Office Square
Boston, MA 02109

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

     Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

     Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

     1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Acadian Asset Management, Inc., a Massachusetts corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Value Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Value Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Value Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

     2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities or other permitted investments for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents connected to services provided by the Money Manager to Accessor Funds that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) and shall be responsible for making all filings on Form 13F. For purpose of clarity, the Fund Accounting Agent's records will be considered the official records of the Fund. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the Board, the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manger shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement. Any required FX trades will be the responsibility of the Fund custodian and not the Money Manager.

     4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with the Fund prospectus, statement of additional information and policies and procedures of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its registration statement as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian and the Fund Accounting Agent in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian

     The Money Manager may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Money Manager may, to the extent permitted by applicable law or regulations, aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Money Manager manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Money Manager that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders, or by other methodology approved by the Manager.

     6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain best execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain best execution on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

          B. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers and will be solely responsible for keeping the names on the list current. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer on the list that has been identified as an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act, and the rules adopted thereunder.

          C. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice with respect to the Account.

     8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager, or a third party designee subject to the oversight of the Money Manager, shall research and vote all proxies received in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager, or the third party designee, shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its Proxy Policies and Procedures. The Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

     9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

     11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, itself, or other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may be the same as or differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

     13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

     14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

     15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager, if desired.

     17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

          B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

     18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          C. The Manager is registered as an "investment adviser" under the Advisers Act.

     19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

          B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to
     Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

          C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

          D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          F. The Money Manager represents and acknowledges that is not authorized to render and will not provide legal advice under this Agreement including relating to any securities purchased on behalf of the Fund which may become subject to any legal proceedings including, but not limited to, bankruptcies, class action lawsuits or responding to proof of claim notifications.

          G. The Money Manager represents that it has delivered and the Manager acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Money Manager's Form ADV containing certain information concerning the Money Manager and the nature of its business.

     20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

     21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

     22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon at least 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the country-regionUnited States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of placeStateWashington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To the Manager at:            Accessor Capital Management LP
                                                1420 Fifth Avenue, Suite 3600
                                                Seattle, WA 98101
                                                Attention:  Christine Stansbery

                  To Accessor Funds at:         Accessor Funds, Inc.
                                                1420 Fifth Avenue, Suite 3600
                                                Seattle, WA 98101
                                                Attention:  Christine Stansbery

                  To the Money Manager at:      Acadian Asset Management, Inc.
                                                One Post Office Square
                                                Boston, MA  02109
                                                Attention:  Legal Department

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


ACCESSOR FUNDS, INC.



BY:/s/Christine J. Stansbery
   ---------------------------------
         Christine J. Stansbery
         Secretary

DATE:
     -------------------------------


ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner


BY: /s/Christine J. Stansbery
   -----------------------------------------
         Christine J. Stansbery
         Vice President

DATE:
     -------------------------------



Accepted and agreed to:


ACADIAN ASSET MANAGEMENT, INC.


By:
   -----------------------------------------
         Name:
         Title:

DATE:
     ---------------------------------------


EXHIBITS:
A. Fee Schedule.

                                    EXHIBIT A

                                 Schedule dated
                                February 28, 2007
                         to the Money Manager Agreement
                                between and among
                  Accessor Funds, Inc., Accessor Capital Management LP
                          and Acadian Asset Management


The management fee with respect to the Accessor Value Fund (the "Fund") is comprised of a monthly base fee (the "Base Fee") payable by the Fund to Acadian Asset Management (the "Money Manager") at an annual rate of 25 basis points (0.25%) of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") as discussed below.

A. Calculating the Performance Fee Adjustment.

The Performance Fee Adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the S&P 500/Citigroup Value Index (the "Index"), as described in paragraph B;

         (ii) Using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"), as illustrated in paragraph C; and

         (iii) Applying the Performance Fee Adjustment Rate to the average daily net assets of the Fund during the Performance Measurement Period (as defined below).

B. Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one XX-Class Share of the Fund and the performance of the Index over the performance measurement period as defined below (the "Performance Measurement Period"). The performance of one XX-Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.       Determining the Performance Adjustment Rate

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" that is equal to plus 75 basis points (0.75%) or minus 75 basis points (-0.75%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 5 basis points (.05%) (the "Maximum Performance Fee Adjustment Rate") and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 325 basis points (3.25%). Therefore, the minimum possible annual fee payable to the Money Manager will be 20 basis points (0.20%) and the maximum possible annual fee will be 30 basis points (0.30%).

D.       Performance Measurement Periods

For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Rate, without regard to any Performance Adjustment. Thereafter, the Performance Measurement Period shall equal the 12-month period prior to and including the month for which the fee is being calculated. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

E.       Changes to the "Index" or the "Class"

The Directors of the Fund have initially designated the S&P 500/Citigroup Value Index and the XX-Class Shares of the Fund as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, the Directors may, by a vote of the Directors voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Money Manager, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Measurement Period prior to the adoption of the Successor Index will still be based upon the Performance Difference. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire Performance Measurement Period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Measurement Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Measurement Period shall be calculated using the Class of shares previously designated.

[GRAPHIC]

                                                    Performance Fees

                      Performance                        S&P 500/Citigroup                     Performance
                        Floor                               Value                               Ceiling
                          |         Under Performance         |                                   |
                          |                                   |                                   |
                          |                               Null|Zone                               |
        -500    -400    -325    -300    -200    -100    -75   |  +75     +100    +200    +300    +325    +400    +500
{--------|--------|-------|-------|-------|-------|-------|---|----|-------|------|-------|-------|-------|--------|---}
                          |                                   |
                                                              |
                20 bps<----------------                       |                  -------------------] 30 bps
                          5 bps at                            |                  5 bps offered
                                                           Base Fee
             Negative performance adjustment                 25 bps             Positive performance adjustment
NOTES:

1. The total fee payable to the adviser is equal to the base fee ($), plus the performance adjustment (+/- $), but shall not be a negative number.  The base fee ($) is calculated by applying the base fee rate (bps) to the average daily net assets of the fund during the most recent month.  The performance adjustment is calculated by applying the performance adjustment rate (+/- bps) to the average daily net assets of the fund during the trailing twelve months.

2. The performance adjustment rate varies directly with the performance of the fund within ranges defined by the positive and negative edges of the Null Zone and the Performance ceiling/Performance floor (325 bps on each side).  Accordingly, in the example above, where X equals the performance adjustment rate (+/- bps), and Y equals the relative performance of the fund (+/- bps), the performance adjustment rate is calculated as follows: X =
Y/325 x 30.  At any given time, Y will be a known positive or negative amount.